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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 7, 2006
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             MICHAEL BAKER CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN
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             (Exact Name of Registrant as Specified in Its Charter)

                                  PENNSYLVANIA
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                 (State or Other Jurisdiction of Incorporation)

            1-6627                                     25-0927646
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    (Commission File Number)                (IRS Employer Identification No.)

               100 AIRSIDE DRIVE
          MOON TOWNSHIP, PENNSYLVANIA                             15108
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    (Address of Principal Executive Offices)                    (Zip Code)

                                 (412) 269-6300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On April 7, 2006, Michael Baker Corporation Employee Stock Ownership Plan (the "Plan") received the written resignation of Schneider Downs & Co., Inc. ("Schneider") as the independent registered accounting firm with respect to the audit of the Plan's 2005 financial statements. On April 12, 2006, the Executive Committee of Michael Baker Corporation's Board of Directors appointed Deloitte & Touche LLP ("Deloitte & Touche") to serve as the Plan's independent public accountants for the fiscal year which ended December 31, 2005, in accordance with the recommendation of Michael Baker Corporation's Audit Committee.

Schneider's reports on the Plan's financial statements for each of the past two fiscal years ended December 31, 2004, and December 31, 2003, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During each of our two most recent fiscal years ended December 31, 2004, and December 31, 2003, and through the date hereof, there were no disagreements with Schneider on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Schneider's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports of the Plan's consolidated financial statements for such years. There were no reportable events as described under Item 304(a) (i) (v) of Regulation S-K.

We provided Schneider with a copy of the foregoing disclosures. A letter from Schneider dated April 11, 2006, stating its agreement with the statements is attached as Exhibit 16.

During each of our two most recent fiscal years ended December 31, 2004 and December 31, 2003, and through the date hereof, the Plan did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any other matters or reportable events as set forth in Items 304 (a) (2) (i) and (ii) of Regulation S-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.

The following exhibit is filed with this report on Form 8-K:

Exhibit No.       Description
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16                Letter of Schneider Downs & Co., Inc. regarding change in
                  certifying accountants, filed herewith.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MICHAEL BAKER CORPORATION


                                         By: /s/  William P. Mooney
                                             -----------------------------------
                                             Executive Vice President and Chief
                                             Financial Officer of Michael Baker
                                             Corporation, the Plan Sponsor

Date:  April 12, 2006


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                                  EXHIBIT INDEX

Number    Description                                           Method of Filing
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16        Letter of Schneider Downs & Co., Inc. regarding        Filed herewith.
          change in certifying accountants.